Exhibit 10.12(d)
Portions of this exhibit, indicated by [***], have been omitted in accordance with Item 601(b)(10)(iv) of Regulation S-K. The omitted information is (i) not material and (ii) treated by the Registrant as private or confidential.
Portions of this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K.
The Registrant undertakes to furnish a copy of all omitted information, schedules, and exhibits to the U.S. Securities and Exchange Commission upon its request.
STRICTLY PRIVATE AND CONFIDENTIAL
DATED
24th JANUARY 2024
AMENDMENT AND RESTATEMENT AGREEMENT
RELATING TO
PURCHASE ORDER # 2023-0004
between
G42 HOLDING US LLC
and
CEREBRAS SYSTEMS, INC.
______________________________________

CONFIDENTIAL
THIS AMENDMENT is made on 24th January 2024
BETWEEN:
1.    G42 HOLDING US LLC, a company incorporated and registered under the laws of the State of Delaware, issued a Delaware State File Number of 7626371 by the Secretary of State of the State of Delaware and whose principal place of business is at [***] (“G42”); and
2.    CEREBRAS SYSTEMS, INC. a company incorporated and registered under the laws of the State of Delaware, issued a Delaware State File Number of 6009247 by the Secretary of State of the State of Delaware and whose registered office is at 1237 E. Arques Avenue Sunnyvale, California 94085, USA (the “Supplier”);
(each a “Party”, together the “Parties”).
WHEREAS:
(A)    Pursuant to a Framework Goods Agreement dated 13 September 2023 (the “FGA”), the Parties entered into Purchase Order # 2023-0004, dated 29 December 2023 (the “Original PO”).
(B)    The Parties have agreed to amend and restate the Original PO on the terms set out in this amendment document (this “Amendment”).
IT IS AGREED as follows:
1.    DEFINITIONS AND INTERPRETATION
1.1    Definitions
In this Amendment, unless the subject or context otherwise requires, words defined in the FGA and Original PO shall have the same meaning when used in this Amendment, and:

“Amendment Effective Date”	means 29 December 2023;

“Original PO”	has the meaning set out in the WHEREAS paragraphs; and

“Restated PO”	means the Original PO as amended and restated by this Amendment in the form set out in the Schedule to this Amendment.
1.2    The rules of interpretation of the Original PO shall apply to this Amendment as if set out in this Amendment.
1.3    In this Amendment:
1.3.1    any reference to a “clause” is, unless the context otherwise requires, a reference to a clause of this Amendment; and

1.3.2    clause and Schedule headings are for ease of reference only.
1.4    The Schedule forms part of this Amendment and shall have effect as of set out in full in the body of this Amendment. Any reference to this Amendment includes the Schedule.
2.    AMENDMENT AND RESTATEMENT OF THE ORIGINAL PO
2.1    With effect on and from the Amendment Effective Date, the Original PO shall be amended and restated in the form set out in the Schedule to this Amendment so that the rights and obligations of the Parties to the Amended Agreement shall, on and from that date, be governed by and construed in accordance with the provisions of the Restated PO.
2.2    This Amendment does not affect:
2.2.1    the validity or enforceability of the Original PO; or
2.2.2    any accrued rights or liabilities of any Party under the Original PO (except as otherwise amended, settled or waived under the terms in the Schedule to this Agreement).
2.3    Each Party is bound by the Original PO as amended and restated by this Amendment.
3.    COUNTERPARTS
3.1    This Amendment may be signed in any number of counterparts, and each Party may sign one or more counterpart. The counterparts shall together form and be construed as one and the same document.
ENTERED INTO by the Parties or their duly authorized representatives on the date first before written.

Signed by Martin Edelman for and on behalf of		/s/ Martin Edelman
G42 HOLDING US LLC		Authorised signatory

Date:	02/16/2024

Signed by Andrew Feldman for and on behalf of		/s/ Andrew Feldman
CEREBRAS SYSTEMS, INC.		CEO

Date:	1/24/2024

SCHEDULE
AMENDED AND RESTATED PO # 2023-0004
AMENDED AND RESTATED PO # 2023-0004 TO FOLLOW ON NEXT PAGE

Purchase Order # 2023-0004

PURCHASE ORDER (LEGAL)

This Purchase Order is dated 29 December 2023 (the Commencement Date).

PARTIES

CEREBRAS SYSTEMS, INC. a company incorporated and registered under the laws of the State of Delaware, issued a Delaware State File Number of 6009247 by the Secretary of State of the State of Delaware and whose registered office is at 1237 E. Arques Avenue Sunnyvale, California 94085 (the Supplier).

G42 HOLDING US LLC, a company incorporated and registered under the laws of the State of Delaware, issued a Delaware State File Number of 7626371 by the Secretary of State of the State of Delaware and whose principal place of business is at [***] (G42).

BACKGROUND

1.G42 and the Supplier entered into a framework agreement dated 13 September 2023 (Framework Agreement), allowing G42 or any of its Affiliates to request Goods from the Supplier.
2.Pursuant to the Framework Agreement, G42 requests certain Goods to be provided by the Supplier, and the Supplier agrees to provide such Goods to G42 in accordance with Schedule 2 (Supply Contract Terms) of the Framework Agreement.
3.Unless otherwise stated or the context otherwise requires: (i) the terms set out in Schedule 2 of the Framework Agreement shall apply to this Purchase Order and are hereby incorporated by reference; and (ii) the definitions and rules of interpretation set out in Schedule 2 of the Framework Agreement shall apply to this Purchase Order.

PURCHASE ORDER (COMMERCIAL)

Purchase Order No.	2023-0004.

GOODS

[***]	64 Node CS-3 Weight Streaming Cluster: 64 x CS-3 systems, [***].

[***]
[***] subscription to software updates, upgrades and bug fixes for 64 node Cerebras cluster, [***]. Extended Warranty: Hardware warranty of [***]. Access to an online searchable knowledge base. [***]. Hardware support on-site diagnostics and troubleshooting, remote remediation where possible. [***].

[***]	Supplier to execute physical installation, rack, stack, network, cabling, integrate cluster, power on, [***], configuration, and bring-up for a total of 64 node CS-3 system cluster. [***].

Acceptance Period	[***] from the Supplier notifying G42 that [***] is complete.

FEES

Goods	[***].

Sales Tax / Other Taxes	[***]. This amount assumes delivery in [***]. If delivered outside of [***] then this number will be modified and the appropriate sales tax, if any, will apply.

Shipping	No shipping fees if shipped to [***]. If shipped elsewhere, shipping fees may apply and Cerebras will be prepared to document such shipping charges.

Total Fees	[***].

Delivery Location	[***]

Delivery Terms	As per Supply Contract.

Delivery Date	See Special Terms

Invoice Address	[***]

WARRANTY* AND SPECIFICATIONS

Warranty Period *(only if different from Supply Contract)	[***].

Specifications	As described in the GOODS section of this Purchase Order.

Validation Checks	See Appendix.

OTHER DETAILS

Payment Terms	[***] of G42’s receipt of the relevant invoice.

Liability Cap	[***]

Liquidated Damages	Not Applicable.

Importer of Record (only if applicable)	Not Applicable.

Special Terms
Supplier agrees to deliver the Goods according to the following Delivery Schedule:
•[***] will be delivered and installed at the Delivery Location on or before [***]
•[***] will be delivered and installed at the Delivery Location, until Supplier has supplied a total of sixty four (64) units.
At any time on or after the Commencement Date, the Supplier shall be entitled to submit an invoice for the Total Fees (in respect of all the Goods to be supplied under this Purchase Order) and G42 shall pay such invoice in accordance with the Payment Terms.

SIGNATURES

IN WITNESS WHEREOF, the parties hereto have duly executed this Purchase Order in any number of counterparts of identical content as of the date first above written.

EXECUTED for and on behalf of G42 HOLDING US LLC

Name: Martin Edelman

Title: Authorised Signatory

Date:

EXECUTED for and on behalf of CEREBRAS SYSTEMS, INC.

Name: Andrew Feldman

Title: CEO

Date:

Appendix: Validation Checks